COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

Supplement dated August 8, 2011

to the Prospectuses listed below,

each as supplemented

Columbia Small Cap Value Fund I Prospectuses dated November 1, 2010	Columbia Real Estate Equity Fund Prospectuses dated May 1, 2011

Columbia Greater China Fund Columbia Small Cap Growth Fund I Columbia Technology Fund Prospectuses dated January 1, 2011	Columbia Convertible Securities Fund Columbia Small Cap Index Fund Columbia Small Cap Growth Fund II Columbia Small Cap Value Fund II Prospectuses dated July 1, 2011

Columbia Small Cap Core Fund Prospectuses dated February 1, 2011

(each a “Fund” and collectively the “Funds”)

1.	For all Funds except Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, the second paragraph of the section of each prospectus entitled Additional Investment Strategies and Policies - Portfolio Holdings Disclosure is deleted and replaced in its entirety with the following disclosure:

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately but no earlier than 15 calendar days after such month-end.

2.	For Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, the second paragraph of the section of each prospectus entitled Additional Investment Strategies and Policies - Portfolio Holdings Disclosure is deleted and replaced in its entirety with the following disclosure:

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately but no earlier than 30 calendar days after such month-end.

Shareholders should retain this Supplement for future reference.

C-1226-1 A (8/11)